Slide 1

Exhibit 99.3

Fourth Quarter 2003 Earnings Call

February 18, 2004 9:00 AM EDT

Slide 2

“Forward Looking Statements”

Statements made during this presentation are based on management’s beliefs as well as assumptions made by, and information currently available to management, pursuant to “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk Factors” in the Company’s Form 10-K for the period ending December 28, 2002.

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning EBITDA, is included in the exhibits to Global Power Equipment Group’s fourth quarter earnings release of February 17, 2004. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

Slide 3

Power Market Developments

1. China and East Asia remains our major focus for 2004-2007

2. International opportunities increasing

• Iraq

• Saudi Arabia

• Other

3. Upward movement in OEM turbine forecasts

4. Risks

Slide 4 Financial Results – 4Q03 vs. 4Q02

In $000s, except per share and        % chg

4Q03 4Q02 % Chg

Revenues $ 65,449 $ 107,689 -39.2%

Direct Costs $ 45,967(a) $ 77,339 -40.6%

Gross Margin $ 19,482 $ 30,350 -35.8%

Gross Margin Percent 29.8% 28.2% +1.6pts

Operating Expenses

G&A $ 8,615(b) $ 5,858 +47.1%

Other $ 2,771 $ 3,940 -29.7%

Total Operating Expenses $ 11,386 $ 9,798 +16.2%

Operating Profit $ 8,096 $ 20,552 -60.6%

Net Interest Expense $ 286 $ 673 -57.5%

Net Income Before Income Taxes $ 7,810 $ 19,879 -64.8%

Income Tax Provision $ 2,727 $ 7,753 -64.8%

Net Income $ 5,083 $ 12,126 -58.1%

Diluted Shares Outstanding 46,196 45,576 1.4%

EPS $ 0.11 $ 0.27 -59.3%

EBITDA $ 8,979 $ 21,500 -58.2%

(a)—includes $536 related to restructuring programs (b)—includes $3,400 related to restructuring programs

Slide 5 Financial Results – FY03 vs. FY02

In $000s, except per share and        % chg

FY03 FY02 % Chg

Revenues $ 263,778 $ 586,805 -55.0%

Direct Costs $ 192,281(a) $ 455,339 -57.8%

Gross Margin $ 71,497 $ 131,466 -45.6%

Gross Margin Percent 27.1% 22.4% +4.7pts

Operating Expenses

G&A $ 25,713(b) $ 25,405 +1.2%

Other $ 12,370 $ 16,807 -26.4%

Total Operating Expenses $ 38,083 $ 42,212 -9.8%

Operating Profit $ 33,414 $ 89,254 -62.6%

Net Interest Expense $ 1,504 $ 4,210 -64.3%

Net Income Before Income Taxes $ 31,910 $ 85,044 -62.5%

Income Tax Provision $ 12,126 $ 33,167 -63.4%

Net Income$19,784$51,877-61.9%

Diluted Shares Outstanding 45,911 45,636 +0.6%

EPS $0.43 $1.14 -62.1%

EBITDA $ 36,977 $ 92,936 -60.2%

(a)—includes $536 related to restructuring programs (b)—includes $3,400 related to restructuring programs

Slide 6

Gross Margins

By Quarter

30%

25%

20%

15%

10%

1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q

1999 2000 2001 2002 2003

Average for year 17.9% 17.0% 18.2% 22.4% 27.1%

Slide 7

Financial Results

Segment and Geographic Details

4Q03 vs. 4Q02 and FY03 vs. FY02

In $000s, except        % chg

Revenues 4Q03 4Q02 Change % Chg

Heat Recovery Equipment $ 23,288 $ 49,702 $ (26,414) (53.1)%

Auxiliary Power Equipment $ 42,161 $ 57,987 $ (15,826) (27.3)%

Total $ 65,449 $ 107,689 $ (42,240) (39.2)%

North America $ 38,485 $ 72,282 $ (33,797) (46.8)%

Asia $ 9,163 $ 6,902 $2,261 32.8%

Europe $ 13,219 $ 22,470 $ (9,251) (41.2)%

Other $ 4,582 $ 6,035 $ (1,453) (24.1)%

Revenues FY03 FY02 Change % Chg

Heat Recovery Equipment $ 119,893 $ 308,628 $ (188,735) (61.2)%

Auxiliary Power Equipment $ 143,885 $ 278,177 $ (134,292) (53.8)%

Total $ 263,778 $ 586,805 $ (323,027) (55.0)%

North America $ 180,766 $ 483,541 $ (302,775) (62.6)%

Asia $ 17,650 $ 30,775 $ (13,125) (42.6)%

Europe $ 38,988 $ 48,481 $(9,493) (19.6)%

Other $ 26,374 $ 24,008 $2,366 9.9%

Slide 8

Geographic Sales Mix

1997 1998 1999 2000 2001 2002 2003 2004 2005

Actual Probable

International

North America

Slide 9

Historical Backlog

By Month

750

500

250

0

At quarter’s end

1999 2000 2001 2002 2003

Slide 10 Financial Results – FY2003

Cash & Cash Usage

In $000s

FY2001 FY2002 FY2003

Beginning of period cash $ 26,308 $ 2,435 $ 59,042

EBITDA 94,361 92,936 36,977

Other operating, investing, financing activities 6,790 10,568 (10,761)

Change in debt (113,465) (45,556) (35,110)

Capital expenditures, net (11,559) (1,341) 1,167

Change in cash (23,873) 56,607 (7,727)

Cash at end of period $ 2,435 $ 59,042 $ 51,315*

Total Debt / Net Debt as of:

12/30/00 Total Debt $ 219,094

Net Debt 192,786

12/29/01 Total Debt $ 105,629

Net Debt 103,194

12/28/02 Total Debt $ 60,073

Net Debt 1,031

12/27/03 Total Debt $ 24,963

Net Debt (26,352)

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

* As of 2/13/04, cash totaled approximately $70 million, total debt remains unchanged from 12/27/03

Slide 11

Key Financial Statistics

As of 12/27/03

Net working capital (average LTM)—$000s $ 50,570

EBITDA—$000s $ 36,977

Total debt —  $000s $ 24,963

Cash & Cash Equivalents—$000s $ 51,315*

Net debt—$000s $ (26,352)

Stockholder’s equity—$000s $ 154,386

Total capital invested (Stockholders equity + LT-Debt)—   $000s $ 179,335

Total debt to total capitalization 13.9%

Pre-tax Return on Average Invested Capital 25.9%

Pre-tax Return on Average Equity 22.0%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Note: Net Debt is Total Debt less Cash & Cash Equivalents.

* As of 2/13/04, cash totaled approximately $70 million, total debt remains unchanged from 12/27/03

Slide 12

Thank You

For Additional Information Please Contact: Bob Zwerneman Director, Investor Relations Global Power Equipment Group (918) 274-2398 bobz@globalpower.com